Exhibit 10.17


          AGREEMENT dated as of April 30, 1997 by and among THE WESTERN SYSTEMS CORP. (the "Company"), FRONTIER INSURANCE GROUP, INC. ("Frontier"), WILLIAM J. BARRETT ("Barrett"), HERBERT M. GARDNER ("Gardner"), MARTIN L. SOLOMON ("Solomon"), and WILMER J. THOMAS, JR. ("Thomas" and together with Frontier, Barrett, Gardner and Solomon, the "Stockholders").


                                  INTRODUCTION

          A. There is being executed concurrently herewith a certain asset purchase agreement (the "Asset Purchase Agreement") by and among the Company, American Country Insurance Company ("ACIC") and its subsidiary American Country Financial Services, Inc. ("ACFS") et al, providing for the sale of assets of ACIC and ACFS to subsidiaries of the Company (the "Subsidiaries").

          B. The parties hereto recognize the special expertise of Frontier in the insurance business and wish to set up a mechanism whereby Frontier can provide management services to the subsidiary of Western that is acquiring the assets and name of ACIC (the "Insurance Subsidiary"), and through Frontier's designee on the Board of Directors of Western, Peter H. Foley, implement certain decisions.

          NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

          1. Creation of Executive Committee. The Board of Directors of Western will cause the Insurance Subsidiary to create an Executive Committee for at least one year, consisting of the following persons (all of whom will be directors of the Insurance Subsidiary):

              William J. Barrett
              Peter H. Foley
              Martin L. Solomon

          2. Chairman. Peter Foley will serve as Chairman of the Executive Committee.

          3. Role of the Executive Committee. The Executive Committee (through its Chairman) will review the business of the Insurance Subsidiary in detail, including a review of such matters as staffing levels, lines of business and other operational issues. The Chairman will report to the Executive Committee the results of his review of the business and his recommendations for action. The Executive Committee will have power and authority, consistent with Illinois law, to execute and carry out its decisions through its Chairman.


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          4. Fees. Western and Frontier will structure a fee arrangement to compensate Frontier for its services to Western and its Insurance Subsidiary. In doing so, the fees payable to Frontier shall take into account the Agreement dated April 30, 1997 among the parties hereto with respect to certain M&A fees and other fees payable to Frontier.

          5. Miscellaneous. This Agreement may be terminated any time by mutual written consent of all of the parties.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.



                                            THE WESTERN SYSTEMS CORP.


                                            By: /s/ William J. Barrett
                                                ------------------------------
                                                Name:  William J. Barrett
                                                Title: Chairman of the Board


                                            FRONTIER INSURANCE GROUP, INC.


                                            By:  /s/ Peter H. Foley
                                                ------------------------------
                                                Name:  Peter H. Foley
                                                Title: Executive Vice President


                                                /s/ William J. Barrett
                                                ------------------------------
                                                    WILLIAM J. BARRETT


                                                /s/ Herbert M. Gardner
                                                ------------------------------
                                                    HERBERT M. GARDNER


                                                /s/ Martin L. Solomon
                                                ------------------------------
                                                    MARTIN L. SOLOMON


                                               /s/ Wilmer J. Thomas, Jr.
                                                ------------------------------
                                                   WILMER J. THOMAS, JR.